2012 Financial Community Briefing March 22, 2012 Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein includes certain non-GAAP financial measures.  The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, in the Company's Annual Report on Form
10-K for the year ended November 30, 2011 and/or in the Company's Current Report on Form 8-K dated March 21,
2012, each of which is available on the Company's website at www.discoverfinancial.com.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the
Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition,"
"Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and
Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30, 2011 which is on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network
and Diners Club International
®
. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

Agenda
Building on Discover’s successful
strategy
David Nelms
CHAIRMAN & CHIEF EXECUTIVE OFFICER
Achievements and strategic priorities Roger Hochschild
PRESIDENT & CHIEF OPERATING OFFICER
Building on our global network vision
through partnerships
Diane Offereins
EVP, PRESIDENT - PAYMENT SERVICES
Leveraging strong credit risk
management
Jim Panzarino
EVP & CHIEF CREDIT RISK OFFICER
Driving profitable card growth Harit Talwar
EVP, PRESIDENT - U.S. CARDS
Engaging customers with our direct
banking model
Carlos Minetti
EVP, PRESIDENT - CONSUMER BANKING & OPERATIONS
Delivering shareholder value through
rigorous financial management
Mark Graf
EVP & CHIEF FINANCIAL OFFICER
Closing remarks and Q&A David Nelms
CHAIRMAN & CHIEF EXECUTIVE OFFICER

2012 Financial Community Briefing David Nelms Chairman & Chief Executive Officer

Our Direct Banking and Payments strategy is delivering
profitable growth
•
Increasing acceptance globally and exploiting opportunities in payments
– New network/acquirer/issuer partnerships driving acceptance and volume
– Aggressively pursuing alternative payments
•
Growing receivables, sales and profits in card
– Using brand, service and rewards competitive advantages to grow wallet share
– Leveraging credit risk management capabilities to maximize returns
•
Diversifying our lending portfolio
– Applying unsecured lending and marketing capabilities to drive asset growth
– Generating attractive risk-adjusted returns from student and personal loans
•
Deploying excess capital to drive shareholder value

Becoming the leading direct banking and payments company
Payment Services
• Third-party credit
• Debit
• Global T&E
• Network-to-network
• Prepaid
• Emerging payments
Direct Banking
• Credit card
• Student loans
• Personal loans
• CDs & savings
• Home loans
• Checking

•
$143Bn volume
•
4,300 issuers
•
840k+ ATMs
•
$113Bn volume
•
30+ issuers
•
$29Bn volume
•
80+ licensees
•
185 countries /
territories
Payment Services
Payment Services
Well positioned across all businesses
Note(s)
Balances as of February 29, 2012; volume based on the trailing four quarters ending 1Q12
•
$46Bn in receivables
•
Leading cash rewards program
•
1 in 4 U.S. households
•
$10Bn personal loans and
private student loans
•
$27Bn direct-to-consumer
deposits
Other Lending and Deposits
U.S. Card Issuing
Direct Banking
Direct Banking

2012 Financial Community Briefing Roger Hochschild President & Chief Operating Officer

• Delivered record profits
– $2.2 billion net income with ROE of 30%
• Drove record network sales volume
– $280 billion volume with growth of 13% YOY
• Achieved all-time low delinquency rate of 2.30%
– 159bps decrease in 30+ delinquency YOY
• Returned to growth in card receivables
– 3% growth YOY in card receivables
• Closed two private student loan acquisitions
– ~$6 billion of private student loans through acquisitions
• Continued success in direct-to-consumer deposit funding
– $26 billion in direct deposits, up 27% YOY
• Focused on capital / liquidity / funding
– Increased dividend and implemented share repurchase program
FY 2011 – Another year of significant accomplishments
Note(s)
Figures as of 11/30/11

57%
36%
28%
72%
Direct Banking is the future
Preferred Banking Method
Direct Channels
2007 2011 2007 2011
Source  American Bankers Association, August 2007 & September 2011
•
Exploit advantages vs.
traditional banks
– Consumer preference shifting to
direct channels
– Cost advantage, especially in
extended low-rate environment
•
Leverage card-built position and
capabilities
– Strong brand / large loyal
customer base
– Industry-leading unsecured
underwriting
– Direct acquisition / servicing
capabilities
Branches / ATM

•
Uniquely positioned global
competitor
– Broad product suite including
debit, credit, prepaid and ATM
– Direct merchant relationships
– Global acceptance expansion
•
Alternative strategy and flexibility
provides opportunity vs. key
competitors
– Brand “ownership” for Diners Club
franchisees
– Network-to-network alliances
– Emerging payments
Payment Services growth strategy
$37
$166
2007 2011
Payment Services
Pre-Tax Profits ($MM)
2007 – 2011
CAGR: 46%

Discover card
•
Grow sales and loans through expanding wallet share and new accounts
•
Expand partnerships, advertising, rewards and online/mobile presence to enhance brand and customer usage
•
Enhance customer service delivery and capabilities
Banking products
•
Increase private student loan originations
•
Grow personal loans with strong credit and profit performance
•
Launch direct checking
•
Complete acquisition of Home Loan Center business and launch Discover
Home Loans
2012 Direct Banking strategic priorities

Payments
•
Accelerate growth of US and international merchant acceptance
•
Build global volume through new and expanding network and issuer partnerships
•
Focus on alternative payments, including mobile
Overall
•
Ensure disciplined expense management and drive efficiencies
•
Effectively deploy capital to maximize shareholder value
2012 strategic priorities for profitable growth

2012 Financial Community Briefing Diane Offereins EVP, President - Payment Services

Leverage our unique combination of assets and our partnerships to deliver growth
•
Improve domestic and international merchant acceptance
– Accelerate acceptance growth through open acquiring model with key partners
– Aggressively close remaining gaps domestically and internationally
•
Build network volume through new and expanding partnerships
– Drive volume for key partners by leveraging direct merchant relationships
– Provide strategic alternative to legacy payment network model through network-to-network alliances
– Manage through debit industry changes to achieve future profitable growth
– Strengthen Diners’ presence in key markets and add new, high impact franchises
•
Continue to invest in alternative payments and mobile
– Partner with multiple players to help shape the landscape
– Develop relevant, customer-centric solutions
Building on our global network vision through partnerships

Network expansion with key signing of RuPay
Facts about RuPay Phased Approach
Source 2012 Discover – National Payments Corporation of India (NPCI) announcement
• Created by the Reserve Bank of India,
now owned by the ten largest banks
in India
• Currently switch 95% of ATM
transactions in India from
approximately 90K ATMs
• Relationships with 63 member banks
• Discover and Diners Club (DCI) cards
to be accepted at RuPay ATMs (3Q12)
• Discover and DCI cards to be accepted
at RuPay POS locations (1Q13)
• RuPay Global Cards on Discover, DCI
and PULSE payment networks (2Q13)

2007 2011 / 2012
Payment Services – delivering on our strategy
• Domestic-only network
• $186Bn volume
• $37MM PBT
• 265,000+ ATMs
• 7MM+ acceptance locations
• Settled in 1 currency
• Global payments network
• $281Bn volume
(1)
• $166MM PBT
(1)
• 840,000+ ATMs
• 19MM+ acceptance locations
• Settle in 27 currencies
Owned
Network
Alliances
Note(s)
1. FY 2011 data

96
104
86
106
109
118
140
13
26
$186
$221
$232
$248
94
96
91
8
7
6
6
5
27
29
$281
2007 2008 2009 2010 2011
$37
$81
$107
$141
$166
2007 2008 2009 2010 2011
Continue to deliver growth in volume and profit
Volume Growth ($Bn) Payment Services PBT ($MM)
2007 – 2011
CAGR: 46%
2007 – 2011
CAGR: 11%
Partner
Issuance
Proprietary

2007 2011
Active Outlet Growth 2011 Highlights
Significant gains in U.S. acceptance in 2011
• 40%+ increase since moving to open
acquiring model
• Record levels of 30-day active
merchants in 7 of 12 months in 2011
• Fueling growth in key merchant
awareness measures
2012 Priorities
• Enhance acquirer sales channel
efforts
• Increase direct engagement with
small merchants
• Close key acceptance gaps with
national / regional merchants
• Roll out EMV strategy
2007 – 2011
CAGR: 7%

Acceptance promotes volume growth
Discover
Prepaid
Network Alliances
+8%
• New acceptance points are providing a
significant contribution to overall network growth
+12% • Significant growth in young adults market
– 317% growth in campus programs
– Award winning programs
(2)
Most Effective Prepaid Marketing (Campus)
Best Youth Prepaid Program
+12%
+122%
2011 Launch
• 8 issuers
• >1.2MM cards
2012 Launch
• RuPay ATMs (3Q12)
2011 Growth
(1)
Note(s)
1. Year-over-year
2. 2012 PayBefore Excellence Awards

21 Marketing drives acceptance and usage

22 And benefits network–to–network alliances

Building momentum in international acceptance
Dec ’10
Sep ’11
Jan ’12*
Oct ’11
Feb ’12
Apr ’10
Note(s)
* Agreement contingent on approval of French privacy regulator
Source 2012 Nilson Issue #989
Sep ’11
Nov ’11

PULSE - continued strong growth in 2011
Transactions (Bn)
Volume ($Bn)
2007 – 2011
CAGR: 13%
2007 – 2011
CAGR: 13%
2.3
2.7
2.9
3.3
3.8
2007 2008 2009 2010 2011
$86
$106
$109
$118
$140
2007 2008 2009 2010 2011

Adding Issuers
• First step in growing
volume and revenue
• In 2011, PULSE
added 129 new direct
issuer participants
Navigating industry changes to drive profitable volume growth
Other Factors
• Competitors’ new
debit strategies may
negatively impact
volume
• Merchant / Acquirer
routing sophistication
• Industry pricing
changes
• Debit strategy for
EMV acceptance
Influencing
Transaction Routing
• Routing decisions by
merchants and acquirers
will drive volume
• Short-term acquirer
agreements have
produced volume capture
• Disciplined approach to
routing incentives

Delivering management
reporting and
customer analytics
Augmenting fraud
mitigation tools and
support services
Providing participant
resources for debit
regulations
Diversifying
and enhancing
product offerings
Enhancing customer value

• New franchise partnerships formed in key growth markets
• Pursuing new partnerships in China and Turkey
• Majority of Western European franchises transferred to new and engaged ownership
(India)
(Russia)
Diners Club – building strong relationships

First Discover card launched outside of U.S.
• Diners Club Ecuador is the
first franchise to issue
Discover card internationally
• Launched on March 5 with a
national TV campaign
• Response and approval
rates exceeding expectations
Highlights
Discover International

Helping shape the emerging payments landscape
Consumers Merchants Issuers
DFS
Leveraging the network for
new technology solutions
• NFC acceptance parity
• 90+ EMV initiatives
worldwide and 1.1MM
cards in market
• Relationships: Google,
PayPal, Isis, C-SAM
• Security: Certification with
the top 3 Trusted Service
Managers (TSMs)
Leveraging the network for
non-traditional payments
• White label services: 65%
growth (Bill Me Later)
• B2C prepaid: Campus
payment + identification /
access function
• B2B prepaid: PreCash
leveraging Discover’s
network rails
• Security: Acculynk,
Obopay, SecureKey

• Improve domestic and international
merchant acceptance
• Build network volume through new
and expanding network and issuer
partnerships
• Continue to invest in alternative
payments and mobile
2012 and moving forward
Payments strategy – delivering on the promise of growth

2012 Financial Community Briefing Jim Panzarino EVP & Chief Credit Risk Officer

Delivering strong credit performance across products
• Focusing on disciplined growth and innovative credit assessment techniques
• Blending analytics with high customer engagement
• Leveraging card risk management capabilities to support growth in consumer loans
• Targeting prime segment of the market in consumer loans
• Investing in data, analytics and infrastructure to sustain credit performance

Cards: sustained superior credit performance
• Disciplined new bookings
• Profitability-based line
assignments
• Proactive and targeted portfolio
management
• Innovative use of credit and
behavioral data in decision
making
Net charge-off rate (%)
Source SEC Filings, calendar year data
0%
2%
4%
6%
8%
10%
12%
2007 2008 2009 2010 2011
Discover Peer group
(1)
Note(s)
1. Includes Citibank, JP Morgan Chase, Capital One, American Express and Bank of America; weighted average

Cards: sustained superior credit performance
• Delinquencies continue to
trend at historic lows
• Expect losses to normalize
below historical levels
30+ delinquency rate (%)
Source Monthly Master Trust Data through February 2012
0%
1%
2%
3%
4%
5%
6%
7%
2007 2008 2009 2010 2011 201
Discover Peer group
Note(s)
1. Includes Citibank, JP Morgan Chase, Capital One, American Express and Bank of America; simple average
(1)

Cards: restoring growth while managing risk
Receivables ($Bn)
30+ Delinquencies ($Bn)
46.6
45.2
2010 2011
1.1
1.8
2010 2011
Source Fiscal year end figures
While our receivables grew by $1.5 billion in 2011, our delinquencies went down
$1.5Bn
($714MM)

Cards: influencing customer behavior in innovative ways
Driving payment preference
• Targeted strategies to ensure
payment preference reducing
delinquencies
• New data sources to get deeper
insights into customers’ financial
situations
• Multiple approaches to create
stronger influence on customers
• Investment in operational
processes and technology
capabilities
Note(s)
Delinquencies are calculated three months prior to, and six months after contact
Discover delinquency Other cards
delinquency
Prior Contact 6 Months after contact
(64%)
11%

Student loans: superior credit performance
2011 Net Charge-off rates
Underwriting Approach
Source Company filings for Sallie Mae, calendar-year figures for Discover
1.0%
2.9%
DFS SLM
• Card underwriting capabilities
leveraged to enhance decision
making
• High cosigner rate – 90%
(3)
• High origination FICO – 750
(3)
• Originations only in 4-year colleges
and graduate schools
• School certification and direct
disbursement of funds to schools
(1) (2)
Note(s)
1. Defined as net losses to average managed contractual receivables which is a non-GAAP measure for DFS, see appendix for reconciliation
2. Defined as net losses to average receivables for the private education loan portfolio
3. Average cosigner rate and average FICO are for the organic portfolio as of the end of fiscal year 2011

Student loans: continuously improving portfolio performance
30+ delinquency ever (%)
•
Vintage credit quality
improvement through use of
proprietary models
• Increased borrower engagement
at repayment through
communication strategies while
still in school
1 2 3 4 5 6 7 8 9 10 11 12
Months in repayment
2009 vintage 2010 vintage
Note(s)
Analysis done on vintages booked in the second half of the respective fiscal year; Delinquency rates are measured as a percentage of original repayment vintage balance

Personal loans: superior credit performance
Prime originations
Source Industry - credit bureau data; 10% sample. Discover – internal data
Prime/Non-prime segmentation is done using Vantage score data. Originations are calendar year originations. Delinquency rates are as of calendar year-end
98%
52%
99%
51%
Discover Industry
2010 2011
60+ Delinquency rates
1.0%
3.6%
0.6%
2.5%
Discover Industry
2010 2011

Personal loans: effectively managing risk
Charge-offs (%)
• Disciplined new bookings
• Multi-bureau data for complete
customer profile
• Judgmental underwriting with
verification of income or
employment
• Strategy refinement to ensure
convergence of the broad market
and cross sell performance
• Low charge off rates (3%) in 2011
1 2 3 4 5 6 7 8 9 10 11 12
Months on books
2009 Vintage 2010 Vintage
Note(s)
Analysis done on vintages booked in the first half of the respective fiscal year; Charge-off rates are measured as a percentage of original vintage balance

Credit philosophy aligned to profitable growth
• Investments in capabilities to assist customers
through life cycle
• Consistent customer experience by blending
analytics with customer engagement
• Ongoing evaluation of new data sources to
deepen customer insights
Data
Analytics
Infrastructure

2012 Financial Community Briefing Harit Talwar EVP, President - U.S. Cards

Competitive advantage delivering profitable growth
• The card business has strong momentum:
(1)
– Loan growth is faster than competitors and we have increased market share by over 100bps
– Customer base is growing from increasing new accounts and record low customer attrition
– Wallet share with existing customers has increased by over 300bps
• Leveraging and strengthening our competitive advantage
– Rewards and partnerships
– Acceptance
– Online and mobile
– Customer experience
– Brand
• Business model delivering attractive financial returns
– Pre-tax ROA of 4.8% (excl. reserve actions) in 2011
Note(s)
1.
All metrics are 4Q09 – 4Q11; competitors include weighted average card receivables growth for American Express (U.S. Card), Bank of America (U.S.
Card), Capital One (U.S. Card excl. installment loans), Citi (Citi-branded N.A.), and JPMorgan Chase (Card Services excl. WaMu & Commercial Card)

Delivering superior loan growth versus competitors
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
1Q08 4Q08 3Q09 2Q10 1Q11 4Q11
DFS (CY) Industry
Loans (YOY)
Note(s)
1. Includes weighted average card receivables growth for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card excl.
installment loans), Citi (Citi-branded Cards N.A.), and JPMorgan Chase (Card Services excl. WaMu & Commercial Card)
Source Internal calendar year data and public company data
(1)

2009 2010 2011
New Accounts
Portfolio Attrition
Change in Customer Base
Growing the customer base
• 43% growth in new customers
(1)
– With 22% lower promotional
balance transfers
(2)
• Average origination FICO:  ~730
• Record low attrition
New Customers & Attrition
Note(s)
1. New active customers
2. Per account
3. Newly inactive, charged-off and closed existing accounts
Source Internal fiscal year data 2009 - 2011
(1)
(3)

2009 2010 2011
Increasing card usage driving wallet share of loans
Wallet Share of Loans
Note(s)
1. Primary customers use their card at least 15 times a month
2. Wallet Share is the amount of customer loans with Discover vs. other cards in the wallet; share based upon credit bureau data and internal modeling
Source Internal calendar year data and public company data
300bps
• 8% growth in primary customers
(1)
• 13% growth in sales per active
customer
Source Internal fiscal year data 2009 - 2011

47 Leveraging and strengthening competitive advantage for growth • Rewards & partnerships • Acceptance • Online & mobile • Customer experience • Brand

48%
29%
19%
12% 12%
8%
DFS JPM AXP C BAC COF
68%
44%
34%
25%
24%
22%
DFS JPM AXP COF C BAC
A leader in cash rewards
Best Cash Rewards
(1)
Cash Rewards
Household Penetration
Source 4Q 2011 Brand Tracker Study, Millward Brown Source 2011 TNS Study, State of the Credit Card Market Report
Note(s)
1. % of cardmembers who identify the brand with the statement “best cash rewards” unaided; among cardholders who say they use that brand’s card most often to make purchases

49 Customer Enrollments (MM) Record level of customer participation in reward programs 2009 2010 2011 Source Internal data 48%

Discover
Funded
Partner
Funded
Customer Cash
Rewards
Customer Cash Rewards
(2)
Best in class rewards program
Note(s)
1. For active accounts in good standing
2. Internal data for fiscal year 2011
• Core program
– Cash rewards on every
purchase, no expiration
(1)
, and
no caps
• Programs for earning more rewards
– 5%, ShopDiscover, Discover
Extras, and customized offers
• Superior customer experience
– Integration, control, and ease
• Robust platform for partner
programs
– Over 300+ programs

Integrated partnerships delivering value to cardmembers
and merchants
• Leverage largest Cashback program
(1)
–
$1Bn cash rewards bank
–
25% of U.S. households
(2)
• Unique point-of-sale experience for
earning and paying with cash rewards
Amazon Case Study Discover Sales at Amazon
Program
Start
Note(s)
1. More U.S. households have a Discover card than any other cash rewards card
2. TNS 2011 Consumer Card Study
Source Internal data
Jan Dec

Redemption experience driving rewards leadership
Redemptions ($) Easy to Redeem
(1)
Source Internal calendar year data
Note(s)
1. % of respondents to the question “has rewards that are easy to redeem”; among cardholders who say they use that brand’s card most often to make purchases
Source 4Q 2011 Brand Tracker Study, Millward Brown
2009 2010 2011
85%
83%
74%
65%
60%
52%
DFS AXP JPM C BAC COF
23%

Acceptance gains are driving sales Sales Impact ($Bn) (1) Note(s) 1. Estimate based upon sales from small merchants serviced through Discover’s merchant acquiring program 25%+ 2009 2010 2011

829
817
788
787
771
765
DFS AXP JPM COF C BAC
JD Power
Website Interaction Score
(2)
Source Internal fiscal year data
Online leadership is core to our business
Source J.D. Power and Associates, Credit Card Satisfaction Study 2011
Note(s)
1. Proportion of total sales and loans by account center registered cardmembers
2. J.D. Power Website Interaction Index is a composite of six weighted factors including speed of completing activity, ease of navigating website, appearance of website, range of services that can be performed, usefulness of information provided, and clarity of information provided.  Total possible score = 1000
• Largest contact channel for
customers and prospects
– 85%+ of customer contacts
are online
• Preferred by best customers
– Customers active on online
channels are contributing
~ 80% of sales and loans
(1)

Convergence of online and rewards driving competitive
advantage
One-Click Enrollments
Customer Control and Convenience
ShopDiscover
Personalized Redemption
Recommendations
50% increase in customer visits
~65%
of reward enrollments and
redemptions occur online
Source Discover 1Q12 year over year internal data
Limitations apply

Leveraging online to deliver unique interactive experiences Personalization Socially Driven Peer-to-Peer Spend / Debt Management Spend Analyzer Paydown Planner Purchase Planner Credit Health Check 56

2009 2010 2011
Discover Mobile Users (MM)
Source Internal fiscal year data
Rich functionality driving growth of our mobile platform
Platform includes:
• Account management
• Targeted usage programs
• mCommerce
• mPayments
Note(s)
Unique cardmembers logging in to mobile site
87%

Online / mobile will continue to drive the business
• Cost efficiencies through self-service
• Accelerate customer acquisition
through re-designed platform
• Increase wallet share through unique
usage and reward programs
• Increase share of online sales through
partnerships
• Mobile payments
Driving Brand
and
Profitable
Growth

JD Power
Customer Interaction Index
(1)
• Leveraging 100% U.S.-based employee
customer service strategy
• 36MM conversations delivering a 15%
usage lift
• Seamless experience across channels
Customer experience leadership driving sales
Source J.D. Power and Associates, Credit Card Satisfaction Study  2011
Click-to-chat Click to call
Note(s)
1.   2011 Customer Interaction Index is a composite of four weighted factors including website interaction, live phone representative, automated phone system, and assisted online.  Total possible score = 1000
821
819
778
773
760
750
DFS AXP JPM COF C BAC

Increasing brand presence through smart investments
Source MediaCom
Share of Media Spend / Voice
8%
17%
Share of Spend Share of Voice
60
Note(s)
Share of Spend = Discover media spend vs. AXP, BAC, C, COF, JPM, V, MA
Share of Voice = Total Discover media impressions vs. AXP, BAC, C, COF, JPM, V, MA

Strong brand momentum
87%
76%
73%
72%
70%
68%
AXP DFS COF BAC JPM C
84%
82%
77%
75%
66%
65%
AXP DFS JPM COF C BAC
Recommend to a Friend
(2008)
Recommend to a Friend
(2011)
Source 4Q 2008 Brand Tracker Study, Millward Brown Source 4Q 2011 Brand Tracker Study, Millward Brown
Note(s)
Recommend to a Friend - % of survey participants who strongly / somewhat agree with the statement "I would recommend to a friend"; among cardholders who say they use that brand's card most often to make purchases

52%
59%
66%
66%
26%
27%
23%
18%
16%
11%
14%
22%
2008 2009 2010 2011
Promotional Standard Cash and Other
Profitable loan mix management
Source Fiscal year ending data
Credit Card Receivables
Mix by APR (%)

Competitive advantage delivering strong growth and profits
Note(s)
1. Revenue margin includes net interest margin and other card-related revenues and fees net of rewards expense.  Operating expense margin represents internally based allocation
2. Pre-tax, excluding reserve actions
Growth
Sales
8.3% 6.7%
Loan
3.3% 3.6%
P&L
(1)
Revenue Margin
14.1% 13.8%
Net Charge-offs
4.5% 3.1%
Operating Expenses
4.8% 4.7%
ROA
(2)
4.8% 6.0%
2011 1Q12
Card Business Model Performance

Strong trajectory of growth and returns
• The Card business has strong momentum:
(1)
– Loan growth is faster than competitors and we have increased market share by over 100bps
– Customer base is growing from increasing new accounts and record low customer attrition
– Wallet share with existing customers has increased by over 300bps
• Leveraging and strengthening our competitive advantage
– Rewards and partnerships
– Acceptance
– Online and mobile
– Customer experience
– Brand
• Business model delivering attractive financial returns
– Pre-tax ROA of 4.8% (excl. reserve actions) in 2011
Note(s)
1. All metrics are 4Q09 – 4Q11, except as noted below; competitors include weighted average card receivables growth for American Express
(U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card excl. installment loans), Citi (Citi-branded Cards N.A.), and JPMorgan
Chase (Card Services excl. WaMu & Commercial Card)

2012 Financial Community Briefing Carlos Minetti EVP, President - Consumer Banking and Operations

Direct banking expansion continues as planned
Our strategy
• Expand Discover card direct-to-consumer model into other financial products
–
Generate faster asset growth with enhanced profitability
–
Diversify funding sources and lower cost of funds
–
Deepen relationships with existing customers and capture greater financial share
–
Expand into new customer segments
What we’ve accomplished
• Established as top 5 in direct-to-consumer deposits, student loans and personal loans
(1)
–
$27Bn in deposits
–
$11Bn in contractual receivables
–
Over 1 million consumer banking customers
What lies ahead
• Leverage platform to continue growth
–
Launch Discover Home Loans
–
Broaden product offerings in existing businesses
–
Invest in servicing capabilities and customer experience
Note(s)
1. As of 2/29/12; contractual receivables are a non-GAAP measure, see appendix for reconciliation

67 Offer choice and value with market leading products

Customer centric approach driving successful direct
banking expansion
– Straightforward products
– Clear expectations and ongoing status updates
– Simple step-by-step account opening process
– Personalized service experiences
– Knowledgeable U.S.-based account managers
– Easy-to-use online and mobile tools
– Consistently competitive pricing
– Rewards that make money go further
– Responsible lending practices
Value
Service
Simplicity

Consumer deposits

Established deposits as the core funding source
Consumer Deposits
(1)
($Bn)
DFS Funding Sources
(11/30/11)
Consumer
Deposits
45%
Brokered
Deposits
23%
Asset
Backed
Securities
28%
Other
4%
$3.4
$6.1
$12.6
$20.6
$26.2
2007 2008 2009 2010 2011
Note(s)
1. AAA Affinity deposits are included as consumer deposits, but are classified as brokered deposits in FDIC call reports

Source SNL, Fed Call Reports and Boston Consulting Group / internal analysis
Operating Costs
Net of Fee Income
(1)
Gained meaningful ground on cost-of-funds and all-in
economics
Deposit Rates (bps)
50
100
150
0
Other large bank
non-interest
expense
(2)
Discover
non-interest
expense
120 bps
Deposit interest costs
600
450
300
150
0
Largest Banks
(3)
Discover Bank
2007 2008 2009 2010 2011
128bps
(4)
239bps
Source SNL
Bps
Note(s)
1. Total operating costs net of fee income divided by average total deposits portfolio balance
2. Total operating costs and fee income estimated based on public filings; Costs for other large-bank reduced by 100 bps to reflect impact of fee revenue. Discover's fee revenue on deposits is not material
3. Average of the top 25 U.S. banks; excludes the following: thrifts, investment banks, money processing banks, specialty finance companies, non continental US banks, and acquisition targets; analysis excludes banks missing financial data for the periods reported.
4. As of 4Q11

Compelling products and superior customer experience
driving continued success
Named “Best Savings Account” by
MONEY Magazine in September 2011
(1)
“Best Savings” Recognition
New Tools for Customers
“Mobile Banking
Functionality”
“Click to Chat”
Note(s)
1. MONEY Magazine, September 2011 © Time Inc. MONEY is a registered trademark of Time Inc. and is used under
License. MONEY and Time Inc. are not affiliated with, and do not endorse products or services of, Discover

DTC deposits positioned to support customer needs and
asset growth with improved all-in economics
• Strategic pricing
• Product mix optimization
• Cross-sell and affinity focus
2012 Focus Strategic Priorities
Portfolio Economics
Customer Experience
Product Expansion
• Core banking infrastructure
• Mobile and tablet capabilities
• Online self-service
• Online checking
• IRA savings
• Trust accounts

Discover Student Loans

Private student loans are a small but valuable source of
funding for families
2011 Sources of Educational
Funding
Benefits of Private Student
Loans
• Addresses funding gaps in Federal loan
programs
• Parents as co-signers are involved in
overall educational financial planning
• 100% disbursement through schools
limits overborrowing by students
• Strong underwriting helps to promote
responsible borrowing and mitigate
potential losses
Source College Board, Trends in Student Aid (2011); excludes family contribution totals
Private
Loans
$6
Total: $235Bn
Grants and
Other
$125
Federal Loans
$104

Strong organic growth complemented by strategic portfolio
purchases
Private Student Loan Contractual Receivables ($Bn)
(1)
$7.8
$5.7
$0.6
$1.0
$0.1
$2.1
2007 2008 2009 2010 2011
Purchased
Portfolios
Organic
<$0.1
Note(s)
1. Contractual receivables is a non-GAAP measure, see appendix for reconciliation

Our student loans deliver a differentiated value proposition to students, parents and schools
Schools Students & Parents
Value
Service
Simplicity
• Simple application and repayment
processes
• Informative online content
• Zero origination fees
• Competitive pricing
• 2% Graduation Reward
• Only major provider with 24/7 live
customer service
• Newly designed website and
online application
• Responsible lending at every step
of the process
• 100% school certified
• Funds disbursed directly to schools
• Dedicated school team
• Ongoing commitment to student
loans
• Strong balance sheet
• Support schools’ certification and
disbursement preferences
Responsible
Reliable
Flexible

Source U.S. News and World Reports
High customer satisfaction and increased top school
penetration reflect value provided to consumers and schools
Satisfaction with Loan Provider
School Penetration (%)
(1)
0%
20%
40%
60%
80%
Discover
Chase Wells
Fargo
Sallie Mae
82
90
90
86
90
92
98
88
Top 100
Colleges
Top 50
Business
Schools
Top 50
Law
Schools
Top 50
Medical
Schools
2010 2011
Source Millward Brown Survey, 2012
Note(s)
1. Placement of brands marketed by Discover at schools that use a lender list

Student loans delivering attractive returns
Net Interest Income
Loss Provision
Operating Expenses
Pre-tax ROA
5%
(1%)
(1.5%)
2.5%
Note(s)
1.  Over life of loan
Targeted Returns
(1)
Interest spreads in line with expectations
Losses tracking with forecast
Operating expenses moderately higher
than target and anticipate future scale
benefits
Current Performance

Student loans positioned to sustain profitability and growth
2012 Focus
Strategic Priorities
Customer Experience
Product Expansion
Portfolio Economics
• Newly designed website and online
application form
• Migration to a single underwriting and
servicing platform
• Continued enhancement of underwriting
capabilities
• New collections platform and programs
• Higher repeat business and cross-sell
penetration
• Targeted graduate and professional
degree products
• Introduction of differentiated loan types

81 Discover Personal Loans

82 Pursued thoughtful growth strategy to build portfolio $0.2 $1.0 $1.4 $1.9 2007 2008 2009 2010 2011 $2.6 Personal Loans Receivables ($Bn)

Our value proposition provides best product option for
consumers
• Payments that don’t change over time and can be
easily budgeted
• Debt paydown within customer-defined timeframe
• Streamlined application process
• Consultative underwriting and superior servicing
• Robust online account management
• Convenience of automatic payment option
• Rates 300 - 400bps lower than existing debt
• Ability to lock rates in low interest environment
• No origination fees or pre-payment penalties
• Reputation as a responsible lender
Value
Service
Simplicity

Strong performance on key functional and emotional
drivers leads to highly satisfied customers
Likelihood to Recommend Personal Loan
Provider
Customer Experience Drivers
• Easy to work with
• Helps customers succeed
• Offers good rates and terms
• Trustworthy and ethical
• Provides good customer service
0
10
20
30
40
50
60
70
80
90
Discover Wells
Fargo
PNC Chase Capital
One
Bank of
America
Source Millward Brown Survey, 2012

Net Interest Income
Loss Provision
Operating Expenses
Pre-tax ROA
Personal loans delivering attractive returns
9%
(4%)
(2%)
3%
Higher interest margins given risk-based
pricing strategy and lower funding costs
Loss rate lower than target offset by
reserve additions due to portfolio growth
Expenses marginally higher due to
marketing and infrastructure
investments
Targeted Returns
(1)
Current Performance
Note(s)
1.  Over life of loan

Personal loans positioned to sustain profitability and growth
Strategic Priorities 2012 Focus
• Increase awareness of benefits of
personal loans
• Offer additional online self-service
capabilities
Customer Experience
Product Expansion
Portfolio Economics
• Grow special purpose loan products
• Offer top-up options to existing customers
• Expand affinity and retail partnerships
• Improve loan conversion rates through
enhanced marketing
• Launch next generation of credit risk
methodologies

87 Discover Home Loans

Acquisition of Home Loan Center business provides a low
cost, targeted expansion path into home loans
• Transaction structured as asset purchase with no
legacy portfolio exposure
• $56 million acquisition cost
• Experienced management team
• Two call centers with ~300 licensed mortgage
bankers
• Proprietary direct-to-consumer technology platform
scalable to accommodate future growth
• Acquisition scheduled to close mid-year

Business Model
• Fee-based model, loan assets sold to investors with servicing released
• 1st lien conforming, FHA and VA products with stable secondary market
• Marketing efforts directed to Discover customers and online lead aggregation
• Competitive rates and features
Business model focused on direct mortgage
originations
Service Delivery Model
• Streamlined processes differentiated for purchase and refinance
• Dedicated mortgage banker assigned to each customer
• Simple step-by-step application process
• Comprehensive online self-service tools

Well positioned across all businesses for future growth
Our strategy
• Expand direct-to-consumer model into other financial products
• Accelerate profitable asset growth
What we’ve accomplished
• Top 5 in each product category
• $27Bn in deposits, $11Bn in contractual receivables and +1 million customers
(1)
What lies ahead
• Deliver ongoing value to our customers and shareholders
• Continued growth and greater integration across products
Note(s)
1. As of 2/29/12; contractual receivables are a non-GAAP measure, see appendix for reconciliation

Delivering shareholder value through rigorous financial management Mark Graf EVP & Chief Financial Officer

2011: Value creation through rigorous financial management
• Greater than industry average loan growth drives above average revenue growth
• Expense management supports growth while driving desired returns
• Funding benefit from low rate environment helps offset card yield compression
• Continued to diversify funding and maintain strong liquidity
• Excess capital supports growth, share repurchase and dividend increases

Strong quarterly financial performance
($ MM, except per share data) 1Q12 1Q11
Net Interest Income $1,293 $1,170 $123 11%
Other Operating Revenue 550 563 (13) (2%)
Total Revenue $1,843 $1,733 $110 6%
Net Charge-offs $378 $689 ($311) (45%)
Reserve Changes build/(release) (226) (271) 45 17%
Provision for Loan Loss $152 $418 ($266) (64%)
Total Operating Expenses $677 $595 $82 14%
Total Expense 829 1,013 (184) (18%)
Pretax Income $1,014 $720 $294 41%
Net Income (Loss) $631 $465 $166 36%
EPS $1.18 $0.84 $0.34 40%
ROE 29% 28% 1%
Total Average Receivables $57,606 $51,488 $6,118 12%
Net Interest Margin 9.03% 9.22% -19bps
YOY
Change

Expense management supports growth while driving
desired returns
Net Revenues
(1)
($Bn)
Operating Expenses
($Bn)
Note(s)
1. Total company interest income plus total other income less interest expense.  Excludes antitrust litigation settlement income from
Visa and MasterCard and periods prior to 2010 are as adjusted for FAS 166/167, see reconciliation in appendix
$2.4
$2.3
$2.2
$2.5
2008 2009 2010 2011
$6.4
$7.0
$6.7
$7.1
2008 2009 2010 2011

Funding cost tailwind helping to offset yield compression
Note(s)
1. Interest expense divided by average receivables; annualized figure for 1Q12
2. Net interest income divided by average receivables; annualized figure for 1Q12
Net Interest Margin (NIM)
(1)
(2)
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2008 2009 2010 2011 1Q12
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
10.5%
Total Yield Cost of Funds NIM (Right Axis)

$3.6
$3.4
$2.5
$2.2
$1.6
$2.5
$1.9
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
Time deposits rolling off at higher rates
Maturity Schedule through 2013
(1)
($Bn)
Note(s)
1. Based on liabilities on the balance sheet as of 2/29/12; excludes expected new issuances and FDIC costs
2. Floating rate ABS is based on market rates on 2/29/12
$0.5
$2.8
$0.0
$2.1
$2.0
$1.1
$0.0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
0.4% 1.7% NA 0.6% 0.8% 4.1% NA
2.7% 2.2% 2.1% 1.6% 2.8% 3.9% 3.7%
BCD
DTC
Avg. Rate
Avg. Rate

6.8
8.9
$27.7
12.1
2/29/12
ABS
BCDs
DTC
(1)
Other
Diversified funding with strong liquidity
54%
28%
35%
21%
5%
46%
6% 4%
Spin (6/30/07) 2/29/12
Funding Mix
($Bn)
Liquidity
Portfolio
ABCP Open Lines
Fed Discount Window
Contingent Liquidity Sources
($Bn)
$58.9 $49.7
Note(s)
1. Includes affinity deposits

Strong capital position provides flexibility
Source Comprehensive Capital Analysis and Review (CCAR) 2012; Federal Reserve estimates for CCAR banks and Discover Capital Plan from 2012  Capital Plan Review
(CapPR) process
Supervisory Stress Scenario Minimum Tier 1 Common Ratio
(1,3)
9.7%
10.7%
13.0%
12.3%
11.8%
10.1%
9.9%
0%
5%
10%
15%
CCAR Avg DFS AXP C JPM BAC COF
4.9%
5.4%
5.9%
7.8%
10.8%
11.6%
6.2%
0%
5%
10%
15%
CCAR Avg DFS AXP COF BAC JPM C
Tier 1 Common Ratio
(1)
Source SNL, 12/31/11 Regulatory Filings
Minimum
Minimum
ROAE
(2)
30% 28% 6% 11% 1% 11% 9%
Note(s)
1. Tier 1 common capital (non-GAAP measure) as a percent of risk-weighted assets under Basel I; see appendix for reconciliation
2. Defined as return on average equity for FYE 2011
3. Calendar quarters for CCAR banks, fiscal quarters for Discover.  Stress ratios with all proposed capital actions through 4Q13.  The minimum capital ratio could occur in any quarter during the stress horizon 4Q11-4Q13

Capital position enables effective capital deployment
• Received non-objection from Federal
Reserve on planned capital distributions
through March 2013
• Repurchased $425MM in shares during
2H11 and authorized new share
repurchase program of $2Bn in 2012
• Revisit dividend at least annually
• Generating returns above 15% ROE
target with excess capital
• Will deploy excess capital through
– Organic growth
– Dividend actions
– Share repurchases
– Disciplined acquisitions
$2.2
$5.8
12/31/11
Illustrative Target Excess Capital
Target Tier 1 Common Ratio
(1)
9.5%+/-
Target
13.0%
Source SNL, 12/31/11 Regulatory Filings
Note(s)
1. Tier 1 common capital (non-GAAP measure) as a percent of risk-weighted assets under Basel I; see appendix for reconciliation

Discover shares outperformed but remain reasonably valued
2 Year Stock Price Performance Relative Valuation
(4)
Note(s)
1. Index includes BAC, C and JPM
2. Index includes AXP and COF
3. Index includes MA and V
Source SNL, daily market data from 3/16/10 to 3/16/12 Source SNL, I/B/E/S, Capital IQ - market data as of 3/16/12
(1)
(3) (2)
Note(s)
4.   U.S. BHCs with a market capitalization greater than
$4.5Bn (excluding trust banks and thrifts)
5. Excludes share repurchases and dividend increases
(5)
(60)
(40)
(20)
0
20
40
60
80
100
120
3/16/10 8/5/10 12/27/10 5/18/11 10/7/11 3/1/12
DFS Bank Issuers
Credit Card Card Networks
CIT
CMA
BAC
JPM
C
WFC
FITB
HBAN
PNC
STI
COF
BBT
PBCT
MTB
USB
AXP
DFS
KEY
RF
0.0 x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
2% 8% 14% 20% 26% 32%
2012E  ROATCE
Y = 0.13X - 0.07
R
2
= 0.86

2012 Financial Community Briefing David Nelms Chairman & Chief Executive Officer

Profitable long-term growth model
Updated Business Model
Asset / Volume
Growth
EPS Growth /
Contribution
Card 2 - 4% 3 - 4%
Other Consumer Lending 10-15% 3 - 4%
Payments 10%+ 2%+/-
Organic Asset Growth 5 - 6% 8 - 10%
Capital Management /
Acquisitions 0 - 4% 2 - 5%
Total Growth 5 - 10% 10 - 15%
Targets:
Tier 1 Common Ratio
(1)
~9.5%
ROE 15% +
Note(s)
1. Tier 1 common capital (non-GAAP measure) as a percent of risk-weighted assets under Basel I; see appendix for reconciliation

• Increasing acceptance globally and exploiting opportunities in payments
• Growing receivables, sales and profits in card
• Diversifying our lending portfolio
• Deploying excess capital to drive shareholder value
Our Direct Banking and Payments strategy is delivering
profitable growth

2012 Financial Community Briefing March 22, 2012

105 Appendix

Reconciliation of GAAP to Non-GAAP data
($MM)
2009 Net Revenue Reconciliation
Net Interest Income $1,894 $2,919 $4,813 $17 $4,830
Other Income 2,949                     (923)                       2,026                     160                        2,186
Net Revenue Reconciliation $4,843 $1,996 $6,839 $177 $7,016
2008 Net Revenue Reconciliation
Net Interest Income $1,405 $2,784 $4,189 ($9) $4,180
Other Income 3,401                     (1,311)                   2,089                     104                        2,194
Net Revenue Reconciliation $4,805 $1,473 $6,278 $95 $6,374
2007 Net Revenue Reconciliation
Net Interest Income $1,361 $2,276 $3,638 $0 $3,638
Other Income 3,377                     (1,157)                   2,220                     -                         2,220
Net Revenue Reconciliation $4,738 $1,120 $5,857 $0 $5,857
Non-GAAP As
Adjusted As Reported
Securitization
Adjustments Managed
Additional
Adjustments
Note(s)
1.  As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented if the trusts used in the Company’s securitization activities were consolidated into the Company’s financial statements. As adjusted data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in
2008 and 2009. Management believes the non-GAAP as adjusted data is useful to investors as it aligns with the financial information used in management's decision making process and in evaluating the business and reflects all periods on a consistent basis.

Note(s)
1.  Tier 1 common equity, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common equity, less goodwill and intangibles. Other financial services companies may also use tier 1 common equity and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common equity of different companies. Tier 1 common equity is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital. Additionally, proposed international banking capital standards (Basel III) include measures that rely on the tier 1 common capital ratio.
2.  Tier 1 Common Capital Ratio represents tier 1 common equity, a non-GAAP measure, divided by risk-weighted assets.
Reconciliation of GAAP to Non-GAAP data (cont’d)
( $MM) 12/31/2011 2/29/2012
Tier 1 Common Equity Reconciliation
Total Shareholders' Equity $8,358 $8,829
Effect of certain items in Accumulated
Other Comprehensive Income (Loss)
excluded from Tier 1 Common Equity 50 49
Less: Ineligible Goodwill and
Intangible Assets (443) (442)
Total Tier 1 Common Equity
(1)
$7,965 $8,436
Risk Weighted Assets $61,115 $59,073
Tier 1 Common Ratio
(2)
13.0% 14.3%

Reconciliation of GAAP to Non-GAAP data (cont’d)
(unaudited, $ in billions)
11/30/11 2/29/12
GAAP Recorded Balance Purchased (Private) Credit Impaired Student Loans (ending loans) $5.3 $5.1
Adjustment for Purchase Accounting Discount 0.4 0.4
Contractual Value Purchased (Private) Credit Impaired Student Loans (ending loans)
(1)
$5.7 $5.5
GAAP Private Student Loans (ending loans) 2.1 2.2
GAAP Personal Loans (ending loans) 2.6 2.8
Contractual Value Private Student Loans & Personal Loans (ending loans)
(1)
$10.4 $10.5
(unaudited, $ in billions) Twelve Months Ended
12/31/11
GAAP Recorded Balance Purchased (Private) Credit Impaired Student Loans (average loans) $3.5
Adjustment for Purchase Accounting Discount 0.5
Contractual Value Purchased (Private) Credit Impaired Student Loans (average loans)
(1)
$4.1
GAAP Private Student Loans (average loans) 1.7
Contractual Value Private Student Loans (average loans)
(1)
$5.8
(unaudited, $ in millions) Twelve Months Ended
12/31/11
GAAP Private Student Loan Net Principal Charge-offs $8.1
Adjustment for Purchased (Private) Credit Impaired Student Loans Net Principal Charge-offs 47.5
Contractual Private Student Loan Net Principal Charge-offs
(2)
$55.6
Note(s)
1.  The contractual value of the purchased private student loan portfolio is a non-GAAP measure and represents purchased private student loans excluding the purchase accounting discount. The contractual value of the private student loan portfolio is meaningful to investors to understand total outstanding student loan balances without the purchase accounting discount.
2.  Contractual private student loan net principal charge-offs is a non-GAAP measure and include net charge-offs on purchase credit impaired loans. Under GAAP any losses on such loans are charged against the nonaccretable difference established in purchased credit impaired accounting and are not reported as charge-offs.
Contractual net principal charge-offs is meaningful to investors to see total portfolio losses.